UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2022

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Blvd, Charlotte, NC 28217

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 445-3060

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBDpA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 11, 2022, cbdMD, Inc. held its 2022 annual meeting of shareholders where four proposals were voted upon. The proposals are described in detail in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 27, 2022. Of the 58,546,720 shares of our common stock outstanding and entitled to vote at the annual meeting, 25,274,348 shares (or 43%), constituting a quorum, were represented in person or by proxy at the 2022 annual meeting. At the meeting all the proposals were approved and the final vote on the proposals was recorded as follows:

Proposal 1:	The following directors were elected at the 2022 annual meeting of shareholders to hold office until the 2023 annual meeting of shareholders or their earlier resignation, removal or death:

Directors	“For”	“Against”	Broker Non-Votes
Martin A. Sumichrast	24,182,031	584,982	507,335
R. Scott Coffman	24,570,174	196,839	507,335
Bakari Sellers	18,735,489	6,031,524	507,335
William F. Raines, III	24,361,892	405,121	507,335
Peter J. Ghiloni	21,518,354	3,248,659	507,335
Scott G. Stephen	24,714,095	52,918	507,335

Proposal 2:	The appointment of Cherry Bekaert LLP as our independent registered public accounting firm was ratified, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”
25,186,445	9,921	77,982

Item 8.01 Other Events.

On March 11, 2022 following the adjournment of the 2022 annual meeting of our shareholders, our board of directors reappointed Martin A. Sumichrast as Chairman of the Board and co-Chief Executive Officer, R. Scott Coffman as co-Chief Executive Officer and President and T. Ronan Kennedy as Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer. The board of directors made the following board committee appointments:

Audit Committee:	William F. Raines, III, Chairman Bakari Sellers Scott G. Stephen Peter J. Ghiloni

Compensation, Corporate Governance and Nominating Committee:	Bakari Sellers, Chairman William F. Raines, III Peter Ghiloni Peter J. Ghiloni

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: March 15, 2022	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Financial Officer

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